UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2023

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2 nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(321) 250-1799

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01 Completion of Acquisition or Disposition of Assets

La Rosa Realty Lake Nona, Inc
.

On October 13, 2023,
La Rosa Holdings Corp., a Nevada corporation (the “Company”), closed the acquisition of 51% of issued and outstanding common stock (the “Majority Shares”) of La Rosa Realty Lake Nona, Inc., a Florida corporation (“Lake Nona”), a franchisee of the Company, pursuant to the previously announced stock purchase agreement, dated January 6, 2022 and amended on September 15, 2022 (the “Lake Nona Purchase Agreement”), by and among the Company, Lake Nona and the sole stockholder of Lake Nona (the “Selling Stockholder”).

As the consideration for the Majority Shares, the Company paid the Selling Stockholder $50,000 in cash and issued the Selling Stockholder an aggregate of 324,998 unregistered
shares of the Company’s common stock (the “Lake Nona Purchase Shares”).

The Selling Stockholder also entered into a lock-up/leak out agreement with the Company pursuant to which the Selling Stockholder may not sell more than one-twelfth of the Lake Nona Purchase Shares per calendar month during the one year period commencing after the six-month holding period under Rule 144 promulgated under the Securities Act of 1933, as amended, subject to applicable securities laws.

The foregoing summary of the Lake Nona Purchase Agreement, as amended, is qualified in its entirety by reference to such agreement and amendment thereto, copies of which are filed as
Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Horeb Kissimmee Realty, LLC
.

On October 16, 2023,
the Company closed its acquisition of a majority of the membership interests (the “Majority Interests”) of Horeb Kissimmee Realty LLC, a Florida limited liability company (“Kissimmee Realty”), a franchisee of the Company, pursuant to the previously announced membership interest purchase agreement, dated December 21, 2021, as amended on September 15, 2022 (the “Kissimmee Purchase Agreement”), by and among the Company, Kissimmee and the owner of 100% of the membership interest in Kissimmee (the “Selling Member”).

As the consideration for the Company acquisition of the Majority Interests of Kissimmee Realty, the Company paid the Selling Member $500,000 in cash and issued the Selling Member an aggregate of
513,626
unregistered
shares of the Company’s common stock (the “Kissimmee Purchase Shares”).

On October 16, 2023, the Selling Member also entered into a lock-up/leak out agreement with the Company pursuant to which the Selling Member may not sell more than one-twelfth of the Kissimmee Purchase Shares per calendar month during the one year period commencing after the six-month holding period under Rule 144 promulgated under the Securities Act of 1933, as amended, subject to applicable securities laws.

The foregoing summary of the Kissimmee Purchase Agreement, as amended, is qualified in its entirety by reference to such agreement and amendment thereto, copies of which are filed as
Exhibits 10.6 and 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As disclosed under Item 2.01 of this Form 8-K, on October 13, 2023, the Company issued an aggregate 324,998 unregistered
shares of the Company’s common stock to the Selling Stockholder of Lake Nona pursuant to the Lake Nona Purchase Agreement. The Company issued the shares pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) promulgated under the Securities Act due to the fact that the issuance did not involve a public offering of securities.

As disclosed under Item 2.01 of this Form 8-K, on October 16, 2023, the Company issued an aggregate of 513,626 unregistered
shares of the Company’s common stock to the Selling Member of Kissimmee Realty pursuant to the Kissimmee Realty Purchase Agreement. The Company issued the shares pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) promulgated under the Securities Act due to the fact that the issuance did not involve a public offering of securities.

Item 7.01 Regulation FD Disclosure.

On October 16, 2023, the Company issued a press release announcing the closing of the Company’s acquisition of the Majority Shares of common stock of Lake Nona described in Item 2.01 of this Current Report on Form 8-K. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 18, 2023, the Company issued a press release announcing that it had closed an acquisition of 51% membership interest of Kissimmee described in Item 2.01 of this Current Report on Form 8-K. The press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The required financial statements of Lake Nona as of and for the fiscal year ended December 31, 2022 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

The required financial statements of Lake Nona as of and for six months ended June 30, 2023 are attached hereto as Exhibit 99.4 and are incorporated in their entirety herein by reference.

The required financial statements of Kissimmee Realty as of and for the fiscal year ended December 31, 2022 are attached hereto as Exhibit 99.5 and are incorporated in their entirety herein by reference.

The required financial statements of Kissimmee Realty as of and for six months ended June 30, 2023 are attached hereto as Exhibit 99.6 and are incorporated in their entirety herein by reference.

(b)	Pro forma financial information.

 The Company will file the pro forma financial information required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 calendar days from the date this Current Report on Form 8-K is required to be filed.

The following exhibits are being filed herewith, unless otherwise indicated:

Exhibit No.	Description
10.1*	Stock Purchase Agreement dated as of January 6, 2022 by and among La Rosa Holdings Corp., La Rosa Realty Lake Nona, Inc. and the Selling Stockholder.
10.2*	Amendment dated September 15, 2022 to Stock Purchase Agreement dated January 6, 2022 by and among La Rosa Holdings Corp., La Rosa Realty Lake Nona, Inc. and the Selling Stockholder.
10.3*	Membership Interest Purchase Agreement dated as of December 21, 2021 by and among La Rosa Holdings Corp., Horeb Kissimmee Realty LLC and the Selling Member.
10.4*	Amendment dated as of September 15, 2022 to Membership Interest Purchase Agreement dated December 21, 2021 by and among La Rosa Holdings Corp., Horeb Kissimmee Realty, LLC and the Selling Member.
99.1	Press Release of the Company dated as of October 16, 2023.
99.2	Press Release of the Company dated as of October 18, 2023.
99.3	Audited financial statements of Lake Nona for the fiscal years ended December 31, 2022 and 2021.
99.4	Unaudited financial statements of Lake Nona for the fiscal quarter ended June 30, 2023.
99.5	Audited financial statements of Horeb Kissimmee Realty LLC for the fiscal years ended December 31, 2022 and 2021.
99.6	Unaudited financial statements of Horeb Kissimmee Realty LLC for the fiscal quarter ended June 30, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* Incorporated by reference to the Company’s Registration Statement on Form S-1 (No. 333-264372), filed with the SEC on September 12, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2023	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer